UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-21399

                                 The Aegis Funds
--------------------------------------------------------------------------------
               (Exact name of Registrant as specified in charter)

               1100 N. Glebe Road, Suite 1040, Arlington, VA 22201
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

      William S. Berno, 1100 N. Glebe Road., Suite 1040, Arlington, VA 2220
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (703) 528-7788
                                                           --------------

                         Date of fiscal year end: 12/31
                                                  -------

                        Date of reporting period: 6/30/08
                                                  -------

Item 1. Reports to Stockholders

--------------------------------------------------------------------------------











                             AEGIS / HIGH YIELD FUND



                               ------------------
                               SEMI-ANNUAL REPORT
                                  JUNE 30, 2008
                               ------------------











--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AEGIS / HIGH YIELD FUND
--------------------------------------------------------------------------------

                              Shareholders' Letter

                                                                 August 11, 2008

To the Shareholders of the Aegis High Yield Fund:

We are pleased to present the Aegis High Yield Fund Semi-Annual Report for the six months ended June 30, 2008 and welcome any new shareholders to the Fund.

If at any time you would like further information about the Fund, please go to our website at www.aegisfunds.com for a more detailed look at the high-yield bond market and the Fund's performance record. We will briefly review the objectives and strategy of the Aegis High Yield Fund.

The Aegis High Yield Fund seeks to earn consistent total returns that exceed its benchmark index over periods of three to five years, while striving for below-average risk compared to its peers. The Fund's long-term investment strategy is based on its total return objective. We use in-depth fundamental analysis of issuers to identify bonds and build a portfolio with the potential for capital appreciation due to improved company performance, ratings upgrades, or better industry conditions. We seek situations where Wall Street's appraisal of a security's value is more negative than we have determined based upon an independent study of the facts. The bonds purchased for the portfolio are not necessarily the highest-yielding issues in the market. Our goal is to maximize risk-adjusted long-term total return.

For the six months ended June 30, 2008, the Fund posted a total return of -1.40%, versus a total return of -1.31% for its benchmark, the Lehman U.S. Corporate High Yield Index. From inception at January 1, 2004, the Fund's annualized total return was 5.32% compared to 5.71% for the Lehman Index.

The weighted average maturity of the Fund portfolio at June 30 was approximately
3.9 years. The duration of the Fund portfolio was 3.24 years, compared to 4.51 years for the Lehman Index. Duration is a measure of the sensitivity of a portfolio's value to changes in interest rates. The Fund's short duration makes it less sensitive to a rise in interest rate risk than the Lehman index.

The Fund's net asset value at June 30 was $9.43 per share versus $9.93 at the beginning of the year. Income distributions totaling 36 cents per share were paid during the six month period. At June 30, the Fund's SEC 30-day annualized yield to maturity was 9.59%.

Market conditions remained difficult in the high yield sector during the first half of 2008, as the market continued to struggle through its current down cycle. Credit spreads widened substantially early in the year on rising economic fears, and then a tentative market recovery following the collapse of Bear Stearns in March ran out of steam during the month of June.

The Lehman Index yield climbed from 9.64% to 10.89% during the period. High yield bond spreads, at approximately 700 basis points, are now significantly above their

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                                                              SEMI-ANNUAL REPORT
                                                                   June 30, 2008
--------------------------------------------------------------------------------

                       Shareholders' Letter - (continued)

long-term average of around 475 basis points. Defaults are beginning to rise, and will probably not peak for another 12-18 months, but yields are far more attractive today than a year ago.

The Fund's portfolio performed generally in line with the broad high-yield market, showing a slightly negative total return for the period. Performance was hampered by continuing poor performance in its financial and housing-related holdings, but was helped by the solid performance of its investments in industrial and energy issuers and the portfolio's relatively short maturity and duration.

While the next few quarters will likely show continuing volatility, we continue to feel positive about the outlook for returns over the next 3-5 years. We believe that much of the damage from this downturn is behind us, and in the coming months we will be working to position the Fund for the eventual upturn that we expect to see in 2009 or 2010. We are planning to gradually move toward longer maturities and higher duration in the Fund portfolio. These are the characteristics that will allow the Fund to achieve superior returns in a stronger market environment.

A more in-depth review of the Fund's performance and outlook can be found in the Advisor's report that is posted on our website. Our decision to use this particular format is a result of the Sarbanes-Oxley Act of 2002. Under the Act, mutual fund officers are required to certify the entirety of each Annual and Semi-Annual report. After some deliberation, we reached the conclusion that we are not in a position to certify data provided by third parties, nor will we certify any analysis and subjective conclusions drawn from such data.

Nonetheless, we strongly feel that a thoughtful and detailed discussion of current market conditions is important to our shareholders. Therefore, please continue to anticipate reading this more editorial type of commentary and analysis in the Advisor's Report in the future.

Finally, we want to remind you that your Fund Advisor's employees and their family members continue to hold well over $1 million of shares personally. We thank you for your confidence in the Fund and will work hard to earn superior results for you.

Aegis Financial Corporation
William S. Berno, CFA
Managing Director, Portfolio Manager

----------------
Note: Aegis High Yield Fund's one-year, three-year and since inception (1/1/2004) average annual returns for the period ending June 30, 2008 are -5.72%, 6.11% and 5.32% respectively. Returns include reinvestment of income and capital gains. All historical performance returns shown in this Advisor's Report for the Aegis High Yield Fund are presented on a pre-tax basis. Performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. The investment return of principal value will fluctuate so that upon redemption an investor's shares may be worth more or less than their original cost. The Fund has an annualized expense ratio of 1.20%. Investors may call 1-800-528-3780 or go to the Fund's website www.aegisfunds.com to obtain performance data current to the most recent month end.

--------------------------------------------------------------------------------
AEGIS / HIGH YIELD FUND
--------------------------------------------------------------------------------

                     About Your Fund's Expenses (Unaudited)
                                  June 30, 2008

Important Note:

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire semi-annual period, January 1, 2008 - June 30, 2008.

Actual expenses

The table below provides information about actual account values and actual expenses.

                                                                                  Hypothetical
                                                                            (5% annual return before
                                                         Actual                     expenses)
                                               ------------------------------------------------------
                                  Beginning         Ending        Expenses      Ending      Expenses
                                   Account         Account          Paid        Account       Paid
                                    Value           Value          During        Value       During
Fund                            (01/01/2008)   (06/30/2008)(1)   Period(2)   (06/30/2008)   Period(2)
-----------------------------------------------------------------------------------------------------
Aegis High Yield Fund ........   $ 1,000.00       $ 986.00        $ 5.92      $ 1,019.04     $ 6.02

----------------
(1) The actual ending account value is based on the actual total return of the Fund for the period January 1, 2008 to June 30, 2008 after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's actual expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative returns at net asset value for the period January 1, 2008 to June 30, 2008 were (1.40)%.

(2) Expenses are equal to the Fund's annualized expense ratio (1.20%) multiplied by the average account value over the period, multiplied by 182/366 (to reflect the period between 01/01/2008 and 06/30/2008).

You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

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                                                              SEMI-ANNUAL REPORT
                                                                   June 30, 2008
--------------------------------------------------------------------------------

                     About Your Fund's Expenses (Unaudited)
                           June 30, 2008 - (continued)

Hypothetical example for comparison purposes

The table above also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund is a pure no-load fund and does not charge any sales charges (loads), distribution or service fees, or redemption fees.

Key Statistics

Results of a $10,000 Investment

[CHART OMITTED]

------------------------------------------------------------------------------------------------------------------------------------
                                12/31/03  3/31/04  6/30/04  9/30/04  12/31/04  3/31/05  6/30/05  9/30/05  12/31/05  3/31/06  6/30/06
------------------------------------------------------------------------------------------------------------------------------------
Aegis High Yield Fund             10,000    9,970   10,031   10,111    10,386   10,396   10,563   10,951    11,037   11,408   11,707
------------------------------------------------------------------------------------------------------------------------------------
Lehman U.S. High-Yield Index      10,000   10,234   10,136   10,627    11,113   10,934   11,236   11,340    11,417   11,746   11,776
------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                 9/30/06  12/31/06  3/31/07  6/30/07  9/30/07  12/31/07  3/30/08  6/30/08
---------------------------------------------------------------------------------------------------------
Aegis High Yield Fund             12,045    12,707   13,243   13,387   13,094    12,800   12,337   12,622
---------------------------------------------------------------------------------------------------------
Lehman U.S. High-Yield Index      12,255    12,770   13,106   13,135   13,179    13,009   12,616   12,838
---------------------------------------------------------------------------------------------------------

Average Annual Total Returns (As of June 30, 2008)

                                                         Aegis High    Lehman HY
                                                           Yield         Index
                                                         -----------------------
Trailing 1 Year ........................................   (5.72)%       (2.26)%
Since inception (January 1, 2004) ......................    5.32%         5.71%

Returns on both Aegis High Yield Fund and Lehman Index assume reinvestment of all dividends and distributions. Fund returns are after all expenses. Past performance is not predictive of future results. The returns shown do not reflect the deduction of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. As of December 31, 2007 gross expenses for the fund were 3.23%.

--------------------------------------------------------------------------------
AEGIS / HIGH YIELD FUND
--------------------------------------------------------------------------------

                      Portfolio Characteristics (Unaudited)
                                  June 30, 2008

                                                              % of the Fund's
                                                                 Net Assets
Industry Breakdown                                          --------------------
Corporate Bonds ..........................................               96.3%
  Agriculture ............................................  1.4%
  Airlines ...............................................  0.4%
  Apparel ................................................  0.6%
  Auto Parts & Equipment .................................  3.7%
  Building Materials .....................................  2.0%
  Commercial Services ....................................  2.6%
  Computers ..............................................  4.8%
  Diversified Financial Services .........................  8.3%
  Electric ...............................................  3.4%
  Entertainment ..........................................  3.1%
  Food ...................................................  7.5%
  Healthcare Services ....................................  7.3%
  Home Builders ..........................................  3.9%
  Lodging ................................................  3.0%
  Media ..................................................  6.9%
  Metal Fabricate & Hardware .............................  1.3%
  Mining .................................................  3.4%
  Miscellaneous Manufacturing ............................  7.2%
  Oil & Gas ..............................................  6.1%
  REITs ..................................................  2.2%
  Retail .................................................  4.0%
  Semiconductors .........................................  2.1%
  Software ...............................................  2.9%
  Telecommunications .....................................  2.4%
  Transportation .........................................  2.5%
  Trucking & Leasing .....................................  3.3%
Short-Term Investments ...................................                5.5%
Other Liabilities ........................................               (1.8)%
                                                                        -----
  Total Net Assets .......................................              100.0%
                                                                        =====

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                                                              SEMI-ANNUAL REPORT
                                                                   June 30, 2008
--------------------------------------------------------------------------------

                      Portfolio Characteristics (Unaudited)
                           June 30, 2008 - (continued)

Credit Quality - % of Corporate Bonds

BB ......................................................                  12.8%
B .......................................................                  64.6%
CCC or other ............................................                  22.6%
                                                                          -----
  Total .................................................                 100.0%
                                                                          =====



Maturity (Or Most Likely Call) - % of Corporate Bonds

Less than 1 year .........................................                 17.9%
1 - 3 years ..............................................                 14.9%
4 - 6 years ..............................................                 50.2%
7 - 10 years .............................................                 16.5%
More than 10 years .......................................                  0.5%
                                                                          -----
  Total ..................................................                100.0%
                                                                          =====

--------------------------------------------------------------------------------
AEGIS / HIGH YIELD FUND
--------------------------------------------------------------------------------

                        Schedule of Portfolio Investments
                                  June 30, 2008
                                   (Unaudited)

                                                       Principal Amount  Market Value
                                                       ------------------------------
Corporate Bonds - 96.3%
  Agriculture - 1.4%
  Alliance One Intl. Inc.,
    Company Guarantee, 11.00% , 5/15/2012 ............    $  100,000     $   103,500
                                                                         -----------
  Airlines - 0.4%
  Delta Airlines, Inc.,
    Notes, Default, 8.30%, 12/15/2029(1) .............     2,000,000          32,500
                                                                         -----------
  Apparel - 0.6%
  Unifi, Inc., Sr. Sec. Notes, 11.50%, 5/15/2014 .....        50,000          42,500
                                                                         -----------
  Auto Parts & Equipment - 3.7%
  Meritor Automotive, Inc., Notes, 6.80%, 2/15/2009...       274,000         270,233
                                                                         -----------
  Building Materials - 2.0%
  Ply Gem Industries, Inc.,
    Sr. Subord. Notes, 9.00%, 2/15/2012 ..............       250,000         148,125
                                                                         -----------
  Commercial Services - 2.6%
  Great Lakes Dredge & Dock Corp.
    Sr. Subord. Notes, 7.75%, 12/15/2013 .............       100,000          95,250
  Rent-A-Center, Inc.,
    Sr. Subord. Notes, 7.50%, 5/1/2010 ...............       100,000          97,250
                                                                         -----------
                                                                             192,500
                                                                         -----------
  Computers - 4.8%
  Sungard Data Systems, Inc.,
    Company Guarantee, 10.25%, 8/15/2015 .............       250,000         252,500
  Unisys Corp. Sr. Notes, 8.00%, 10/15/2012 ..........       110,000          95,150
                                                                         -----------
                                                                             347,650
                                                                         -----------
  Diversified Financial Services - 8.3%
  Ford Motor Credit Co., LLC, 7.375%, 2/1/2011 .......       250,000         202,990
  GMAC Sr. Unsec. Notes, 5.85%, 1/14/2009 ............       200,000         189,939
  PMA Capital Sr. Notes, 8.50%, 6/15/2018 ............       225,000         215,999
                                                                         -----------
                                                                             608,928
                                                                         -----------
  Electric - 3.4%
  Reliant Energy, Inc., Sr. Notes, 7.625%, 6/15/2014..       250,000         245,000
                                                                         -----------


See Notes to the Financial Statements.
8

--------------------------------------------------------------------------------
                                                              SEMI-ANNUAL REPORT
                                                                   June 30, 2008
--------------------------------------------------------------------------------

                        Schedule of Portfolio Investments
                                  June 30, 2008
                            (Unaudited) - (continued)

                                                       Principal Amount  Market Value
                                                       ------------------------------
Corporate Bonds - (continued)
  Entertainment - 3.1%
  Mohegan Tribal Gaming Authority,
    Sr. Unsec. Notes, 6.125%, 2/15/2013 ..............    $  250,000    $    228,750
                                                                        ------------
  Food - 7.5%
  Dole Foods Co., Sr. Notes, 8.625%, 5/1/2009 ........       250,000         239,375
  Ingles Markets, Inc.,
    Sr. Subord. Notes, 8.875%, 12/1/2011 .............       100,000         101,750
  Stater Brothers Holdings, Inc.,
    Sr. Notes, 8.125%, 6/15/2012 .....................       200,000         202,000
                                                                        ------------
                                                                             543,125
                                                                        ------------
  Healthcare Services - 7.3%
  Alliance Imaging, Inc.,
    Sr. Subord. Notes, 7.25%, 12/15/2012 .............       250,000         236,250
  Columbia/HCA, Inc.,
    Debentures, 7.19%, 11/15/2015 ....................       100,000          86,637
  HCA, Inc., Sr. Unsec. Notes, 6.375%, 1/15/2015 .....       250,000         208,750
                                                                        ------------
                                                                             531,637
                                                                        ------------
  Home Builders - 3.9%
  Beazer Homes USA, Inc.,
    Sr. Notes, 8.375%, 4/15/2012 .....................       250,000         203,750
  WCI Communities, Inc.,
    Company Guarantee, Subord., 9.125%, 5/1/2012......       200,000          79,000
                                                                        ------------
                                                                             282,750
                                                                        ------------
  Lodging - 3.0%
  MGM Mirage, Inc., Sr. Notes, 6.75%, 4/1/2013 .......       250,000         216,875
                                                                        ------------
  Media - 6.9%
  Clear Channel Communications,
    Sr. Unsec. Notes, 6.25%, 3/15/2011 ...............       250,000         212,001
  Mediacom LLC / Mediacom Capital Corp.
    Sr. Notes, 7.875%, 2/15/2011 .....................       250,000         231,875
  Young Broadcasting, Inc.,
    Sr. Subord. Notes, 10.00%, 3/1/2011 ..............       100,000          56,500
                                                                        ------------
                                                                             500,376
                                                                        ------------


                                          See Notes to the Financial Statements.

--------------------------------------------------------------------------------
AEGIS / HIGH YIELD FUND
--------------------------------------------------------------------------------

                        Schedule of Portfolio Investments
                                  June 30, 2008
                            (Unaudited) - (continued)

                                                       Principal Amount  Market Value
                                                       ------------------------------
Corporate Bonds - (continued)
  Metal Fabricate & Hardware - 1.3%
  Wolverine Tube, Inc., Sr. Notes, 10.50%, 4/1/2009 ..    $  100,000     $    93,500
                                                                         -----------
  Mining - 3.4%
  USEC Inc., Sr. Notes, 6.75%, 1/20/2009 .............       250,000         246,250
                                                                         -----------
  Miscellaneous Manufacturing - 7.2%
  Bombardier, Inc., Notes, 6.75%, 5/1/2012(2) ........       200,000         196,500
  Polypore, Inc., Sr. Subord. Notes, 8.75%, 5/15/2012.       325,000         325,000
                                                                         -----------
                                                                             521,500
                                                                         -----------
  Oil & Gas - 6.1%
  Brigham Exploration Co.,
    Sr. Notes, 9.625%, 5/1/2014 ......................       250,000         246,250
  Stone Energy Corp.
    Sr. Subord. Notes, 8.25%, 12/15/2011 .............       200,000         196,000
                                                                         -----------
                                                                             442,250
                                                                         -----------
  REITs - 2.2%
  Thornburg Mortgage Inc.,
    Sr. Notes, 8.00%, 5/15/2013 ......................       250,000         158,750
                                                                         -----------
  Retail - 4.0%
  Finlay Fine Jewelry Corp.
    Sr. Notes, 8.375%, 6/1/2012 ......................       100,000          43,000
  Remington Arms, Inc., Sr. Notes, 10.50%, 2/1/2011...       250,000         247,500
                                                                         -----------
                                                                             290,500
                                                                         -----------
  Semiconductors - 2.1%
  Spansion LLC, Sr. Notes, 11.25%, 1/15/2016(2) ......       250,000         156,250
                                                                         -----------
  Software - 2.9%
  Broadridge Financial Solutions, Inc.,
    Sr. Notes, 6.125%, 6/1/2017 ......................       250,000         210,601
                                                                         -----------
  Telecommunications - 2.4%
  Intelsat Ltd. Sr. Notes, 6.50%, 11/1/2013 ..........       250,000         177,188
                                                                         -----------


See Notes to the Financial Statements.
10

--------------------------------------------------------------------------------
                                                              SEMI-ANNUAL REPORT
                                                                   June 30, 2008
--------------------------------------------------------------------------------

                        Schedule of Portfolio Investments
                                  June 30, 2008
                            (Unaudited) - (continued)

                                                       Principal Amount  Market Value
                                                       ------------------------------
Corporate Bonds - (continued)
  Transportation - 2.5%
  Ship Finance Intl. Ltd.
    Sr. Notes, 8.50%, 12/15/2013 .....................    $  180,000     $   184,500
                                                                         -----------
  Trucking & Leasing - 3.3%
  Greenbrier Companies, Inc.,
    Sr. Notes, 8.375%, 5/15/2015 .....................       250,000         239,375
                                                                         -----------
Total Corporate Bonds (Cost $7,912,724)...............                     7,015,113
                                                                         -----------
Investment Companies - 5.5%
  Federated Prime Obligations Fund, 2.19% ............       400,871         400,871
                                                                         -----------
Total Investment Companies (Cost $400,871)............                       400,871
                                                                         -----------
Total Investments - 101.8% (Cost $8,313,595)..........                     7,415,984
Liabilities less other assets - (1.8)% ...............                      (130,130)
                                                                         -----------
Net Assets - 100.0% ..................................                   $ 7,285,854
                                                                         ===========

----------------
(1)   Non-income producing security due to default or bankruptcy.

(2) 144A - Represents a security sold under Rule 144A which is exempt from registration and may be resold to qualified institutional buyers under provisions of Rule 144A under the Securities Act of 1933, as amended.


                                          See Notes to the Financial Statements.

--------------------------------------------------------------------------------
AEGIS / HIGH YIELD FUND
--------------------------------------------------------------------------------

                       Statement of Assets and Liabilities
                                  June 30, 2008
                                   (Unaudited)

Assets
  Investments at market value (cost $8,313,595) ................     $7,415,984
  Interest and dividends receivable ............................        140,950
  Due from Advisor .............................................          4,100
  Prepaid assets ...............................................         17,364
                                                                     ----------
    Total assets ...............................................      7,578,398
                                                                     ----------
Liabilities
  Payable for investment securities purchased ..................        249,332
  Accrued expenses .............................................         43,212
                                                                     ----------
    Total liabilities ..........................................        292,544
                                                                     ----------
Net assets (772,406 shares of beneficial interest outstanding;
  unlimited number of shares authorized; no par value) .........     $7,285,854
                                                                     ==========
Net assets consist of:
  Paid-in capital ..............................................     $8,253,900
  Undistributed net investment income ..........................         18,216
  Accumulated net realized loss ................................        (88,651)
  Net unrealized depreciation ..................................       (897,611)
                                                                     ----------
Net assets .....................................................     $7,285,854
                                                                     ==========
Net asset value per share ......................................     $     9.43
                                                                     ==========


See Notes to the Financial Statements.
12

--------------------------------------------------------------------------------
                                                              SEMI-ANNUAL REPORT
                                                                   June 30, 2008
--------------------------------------------------------------------------------

                             Statement of Operations
                     For the Six Months Ended June 30, 2008
                                   (Unaudited)


Investment Income
  Interest income .................................................  $  328,194
                                                                     ----------
    Total income ..................................................     328,194
                                                                     ----------
Expenses
  Investment advisory fees ........................................      32,275
  Fund servicing fees .............................................      19,891
  Legal fees ......................................................      17,860
  Trustee fees ....................................................      14,604
  Registration fees ...............................................      11,457
  Audit fees ......................................................       7,682
  Printing and postage fees .......................................       4,596
  Miscellaneous fees ..............................................       4,463
  Transfer agent & custody fees ...................................       2,336
  Insurance fees ..................................................       1,841
                                                                     ----------
    Gross expenses ................................................     117,005
                                                                     ----------
  Waiver of fees and reimbursement of expenses ....................     (73,972)
                                                                     ----------
    Net expenses ..................................................      43,033
                                                                     ----------
Net investment income .............................................     285,161
                                                                     ----------
Realized and unrealized gain/(loss) on investments
Net realized loss on investments ..................................     (92,625)
Change in unrealized (depreciation) of investments for the year ...    (299,412)
                                                                     ----------
Net realized and unrealized loss on investments ...................    (392,037)
                                                                     ----------
Net decrease in net assets resulting from operations ..............  $ (106,876)
                                                                     ==========


                                          See Notes to the Financial Statements.

--------------------------------------------------------------------------------
AEGIS / HIGH YIELD FUND
--------------------------------------------------------------------------------

                       Statements of Changes in Net Assets
                     For the Six Months Ended June 30, 2008
                                   (Unaudited)

                                                                           Six Months     Year Ended
                                                                         Ended June 30,  December 31,
                                                                              2008           2007
                                                                         ----------------------------
Decrease in net assets from operations                                    (Unaudited)
  Net investment income ..............................................   $    285,161    $    512,596
  Net realized gain/(loss) on investments ............................        (92,625)         98,383
  Change in unrealized depreciation ..................................       (299,412)       (755,124)
                                                                         ----------------------------
    Net decrease in net assets resulting from operations .............       (106,876)       (144,145)
                                                                         ----------------------------
Distributions
  Net investment income ($.36 and $.74 per share, respectively) ......       (267,933)       (511,655)
  Net realized gain from investments
    ($.00 and $.12 per share, respectively) ..........................              0         (94,409)
                                                                         ----------------------------
    Total distributions ..............................................       (267,933)       (606,064)
                                                                         ----------------------------
Capital share transactions*
  Subscriptions ......................................................      1,656,115      10,686,306
  Distributions reinvested ...........................................        244,639         553,730
  Redemptions ........................................................     (1,793,179)     (6,160,609)
                                                                         ----------------------------
    Total capital share transactions .................................        107,575       5,079,427
                                                                         ----------------------------
Net increase (decrease) in net assets ................................       (267,234)      4,329,218
Net assets at beginning of period ....................................      7,553,088       3,223,870
                                                                         ----------------------------
Net assets at end of period ..........................................      7,285,854       7,553,088
                                                                         ============================
Undistributed net investment income included in
  net assets at end of period ........................................   $     18,216    $        988
* Share information
  Subscriptions ......................................................        171,023         986,321
  Distributions reinvested ...........................................         25,627          52,908
  Redemptions ........................................................       (185,085)       (579,995)
                                                                         ----------------------------
    Net increase in shares ...........................................         11,565         459,234
                                                                         ============================


See Notes to the Financial Statements.
14

--------------------------------------------------------------------------------
                                                              SEMI-ANNUAL REPORT
                                                                   June 30, 2008
--------------------------------------------------------------------------------

                              Financial Highlights
                                   (Unaudited)

The table below sets forth financial data for a share of the Fund outstanding throughout each period:

                                                  For the Six                   For the Years Ended
                                                 Months Ended                       December 31,
                                                   June 30,     -----------------------------------------------------
                                                     2008         2007           2006           2005           2004
                                                 --------------------------------------------------------------------
                                                 (Unaudited)
Per share data:
  Net asset value - beginning of period......    $   9.93       $  10.69       $  10.17       $  10.14       $  10.00*
Income from investment operations:
  Net investment income .....................        0.38           0.74           0.74           0.56           0.24
  Net realized and unrealized gain/(loss)
    on investments ..........................       (0.52)         (0.64)          0.74           0.06(1)        0.14
                                                 --------------------------------------------------------------------
    Total from investment operations ........       (0.14)          0.10           1.48           0.62           0.38
                                                 --------------------------------------------------------------------
Less distributions declared to shareholders:
    Net investment income ...................       (0.36)         (0.74)         (0.76)         (0.54)         (0.24)
    Net realized capital gain ...............           -          (0.12)         (0.20)         (0.05)             -
                                                 --------------------------------------------------------------------
      Total distributions ...................       (0.36)         (0.86)         (0.96)         (0.59)         (0.24)
                                                 --------------------------------------------------------------------
Net asset value - end of period                  $   9.43       $   9.93       $  10.69       $  10.17       $  10.14
                                                 ====================================================================
Total investment return .....................       (1.40%)**       0.74%         15.13%          6.26%          3.86%
Ratios (to average net assets)/
  supplemental data:
  Expenses after reimbursement ..............        1.20%#         1.20%          1.20%(2)       1.20%(2)       1.20%(2)
  Expenses before reimbursement .............        3.26%#         3.21%          5.15%          3.91%          3.82%
  Net investment income .....................        7.94%#         7.06%          7.12%          5.06%          2.69%
  Portfolio turnover ........................           9%**          37%            58%            31%            21%
  Net assets at end of period (000's) .......    $  7,286       $  7,553       $  3,224       $  2,708       $  3,034

----------------
*     Fund commenced operations January 1, 2004.

**    Not Annualized

#     Annualized

(1) The amount shown for the year ended December 31, 2005 for a share outstanding throughout the year does not accord with the aggregate net losses on investments for that period because of the sales and repurchase of Fund shares in relation to fluctuating market value of the investments of the Fund.

(2) Ratio after expense reimbursement, before fees paid indirectly, is 1.20% for each year.

                                          See Notes to the Financial Statements.

--------------------------------------------------------------------------------
AEGIS / HIGH YIELD FUND
--------------------------------------------------------------------------------

                          Notes to Financial Statements
                                  June 30, 2008
                                   (Unaudited)

1. The Organization

Aegis High Yield Fund (the "Fund") is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified open-end management company. The Fund is a series of The Aegis Funds, a Delaware statutory trust established July 11, 2003. The Fund commenced operations January 1, 2004.

The Fund's principal investment goal is to seek maximum total return with an emphasis on high current income by investing primarily in a portfolio of corporate bonds rated less than investment grade.

2. Summary of Significant Accounting Policies

Security valuation.-Investments in securities are valued based on market quotations or on data furnished by an independent pricing service. Short-term notes are stated at amortized cost, which is equivalent to value. Restricted securities and other securities for which market quotations are not readily available are valued at fair value as determined by the Board of Trustees. In determining fair value, the Board procedures consider all relevant qualitative and quantitative factors available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At June 30, 2008, $6,799,122 of the Fund's net assets were valued on a level 2 basis in accordance to the criteria determined by FASB 157 and in accordance with the procedures adopted by the Board. Where a security is traded in more than one market, which may include foreign markets, the securities are generally valued on the market considered by the Fund's advisor to be the primary market. The Fund will value its foreign securities in U.S. dollars on the basis of the then-prevailing currency exchange rates.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157") effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), and expands disclosures about fair value measurements. The Fund adopted FAS 157 as of January 1, 2008. Under FAS 157, various inputs are

--------------------------------------------------------------------------------
                                                              SEMI-ANNUAL REPORT
                                                                   June 30, 2008
--------------------------------------------------------------------------------

                          Notes to Financial Statements
                                  June 30, 2008
                                   (Unaudited)

2. Summary of Significant Accounting Policies - (continued)

used in determining the value of the Fund's investments. These inputs are summarized into three broad levels and described below:

      o Level 1 - quoted prices for active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

      o Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) Quoted prices for identical or similar assets in markets that are not active. Inputs that are derived principally from or corroborated by observable market data. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

      o Level 3 - significant observable inputs, including the Fund's own assumptions in determining the fair value of investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund's net assets as of 6/30/2008:

                                                                                  Other Financial
                                                       Investment in Securities    Instruments*
Valuation Inputs                                       -------------------------- ---------------
Level 1 - Quoted Prices .............................         $   616,872                   -
Level 2 - Other Significant Observable Inputs .......         $ 6,799,112                   -
Level 3 - Significant Unobservable Inputs ...........                   -                   -
                                                              -----------         -----------
Total ...............................................         $ 7,415,984                   -

* Other financial instruments are derivatives instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/ depreciation on the investment. At June 30, 2008, the Fund had no financial instruments subject to this disclosure.

Federal income taxes. The Fund's policy is to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all investment company taxable income and net capital gain to shareholders in a manner that results in no tax cost to the Fund. Therefore, no federal income tax provision is required.

Distributions to shareholders. Distributions to Fund shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend

--------------------------------------------------------------------------------
AEGIS / HIGH YIELD FUND
--------------------------------------------------------------------------------

                          Notes to Financial Statements
                                  June 30, 2008
                                   (Unaudited)

2. Summary of Significant Accounting Policies - (continued)

date. Distributions of net investment income, if any, are made monthly. Net realized gains from investment transactions, if any, will be distributed to shareholders at least annually.

The character of distributions made during the year from net investment income or net realized gain may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain/(loss) items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

Use of estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other. The Fund records security transactions based on the trade date. Interest income is recognized on the accrual basis and includes accretion of discounts and amortization of premiums. The specific identification method is used to determine tax cost basis when calculating realized gains and losses.

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

3. Advisory Fees and Other Transactions with Affiliates

The Fund entered into an investment management and advisory services agreement (the "Agreement") with Aegis Financial Corporation (the "Advisor") that provides for fees to be computed at an annual rate of 0.90% of the Fund's average daily net assets. The Agreement shall remain in force through December 31, 2008 and may be renewed for additional one-year periods thereafter if approved annually by a majority of the independent members of the Board. The Agreement may be terminated at any time, without penalty, by the Fund on sixty (60) days' written notice or by the Advisor on ninety (90) days' written notice. The Fund and the Advisor have also entered into an expense limitation agreement that provides for an expense reimbursement from the Advisor if the Fund's expenses, exclusive of taxes, interest, fees incurred in acquiring or disposing of portfolio securities, and extraordinary expenses, exceed 1.20% of the

--------------------------------------------------------------------------------
                                                              SEMI-ANNUAL REPORT
                                                                   June 30, 2008
--------------------------------------------------------------------------------

                          Notes to Financial Statements
                                  June 30, 2008
                                   (Unaudited)

3. Advisory Fees and Other Transactions with Affiliates - (continued)

Fund's average daily net assets. During the six month period ended June 30, 2008, the Advisor reimbursed the Fund $73,972.

The Fund has agreed to repay the Advisor for amounts waived or reimbursed by the Advisor pursuant to the expense limitation agreement provided that such repayment does not cause the Fund's expenses, exclusive of taxes, interest, fees incurred in acquiring or disposing of portfolio securities and extraordinary expenses, to exceed 1.20% and the repayment is made within three years after the year in which the Advisor incurred the expense. As of June 30, 2008, there was $413,968 of fees available to be recovered no later than December 31, 2011, of which $88,092, $105,699, $146,205 and $73,972 are recoverable through December 31, 2008, 2009, 2010 and 2011 respectively.

Certain officers and trustees of the Fund are also officers and trustees of the Advisor. The Fund pays each trustee not affiliated with the Advisor fees in cash or Fund shares of $1,000 for each attended board meeting and $500 for each attended committee meeting.

4. Investment Transactions

Purchases and sales of long term investment securities (excluding short term investments) were $528,500 and $333,120, respectively, for the six month period ended June 30, 2008.

5. Distributions to Shareholders and Tax Components of Net Assets

At June 30, 2008, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

    Cost of investments .....................  $8,313,595
                                               ==========
    Gross unrealized appreciation ...........  $   21,559
    Gross unrealized depreciation ...........    (919,170)
                                               ----------
      Net unrealized depreciation ...........  $ (897,611)
                                               ==========


As of December 31, 2007, the components of accumulated earnings on a tax basis were as follows:



    Undistributed ordinary income ...........  $    4,962
    Unrealized depreciation on investments ..    (598,199)
                                               ----------
      Total accumulated deficit .............  $ (593,237)
                                               ==========

--------------------------------------------------------------------------------
AEGIS / HIGH YIELD FUND
--------------------------------------------------------------------------------

                          Notes to Financial Statements
                                  June 30, 2008
                                   (Unaudited)

5. Distributions to Shareholders and Tax Components of Net Assets - (continued)

The difference between book basis and tax basis accumulated earnings is due to the treatment of short-term capital gains as ordinary income for tax purposes.

The tax components of dividends paid during the years ended December 31, 2007 and 2006 were as follows:

                                                             2007         2006
                                                          ----------------------

    Distributions paid from ordinary income ............  $ 511,655    $ 196,697
    Distributions paid from long-term capital gains ....     94,409       59,686
                                                          ---------    ---------
      Total Distributions ..............................  $ 606,064    $ 256,383
                                                          =========    =========

Effective June 30, 2007, the Fund adopted Financial Accounting Standards Board ("FASB") Interpretation No. 48 ("FIN 48") "Accounting for Uncertainty in Income Taxes", a clarification of FASB Statement No. 109, "Accounting for Income Taxes". FIN 48 establishes financial accounting and disclosure requirements for recognition and measurement of tax positions taken or expected to be taken on an income tax return. The adoption of FIN 48 had no impact on the Fund's net assets or results of operations.

--------------------------------------------------------------------------------
                                                              SEMI-ANNUAL REPORT
                                                                   June 30, 2008
--------------------------------------------------------------------------------

                                Other Information
                                   (Unaudited)

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available by request, without charge, by calling the Fund's toll-free telephone number, 800-528-3780. Information regarding how the Fund voted proxies, if any, relating to portfolio securities during the most recent 12-month period ended June 30, 2008 is available upon request, without charge, by calling 800-528-3780. The Fund's proxy voting policies and procedures and voting record are also available on the U.S. Securities and Exchange Commission ("SEC") website at http://www.sec.gov.

Code of Ethics

The Fund has adopted a code of ethics applicable to its principal executive officer and principal financial officer. A copy of this code is available, without charge, by calling the Fund toll-free phone number, 800-528-3780.

Fund Holdings

The complete schedules of Fund holdings for the second and fourth quarters of each fiscal year are contained in the Fund's semi-annual and annual shareholder reports, respectively. The Fund files complete schedules of Fund holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund's Form N-Q are available without charge, upon request, by contacting the Fund at 800-528-3780 and on the SEC's website at http://www.sec.gov. You may also review and copy Form N-Q at the SEC's Public Reference Room in Washington, DC. For more information about the operation of the Public Reference Room, please call the SEC at 1-800-SEC-0330.

Basis for the Board's Approval of Advisory Agreement

At a meeting held on February 29, 2008, the Board considered and approved the advisory agreement between the Fund and AFC (the "Advisory Agreement"). The Board based its approval of the Agreement on its review of information provided by AFC. Such information included information provided by AFC in response to a request for information made pursuant to Section 15(c) of the 1940 Act (the "Section 15(c) Information").

In its deliberations on the Agreement, the Board considered the Section 15(c) Information provided to it by AFC. The Board did not identify any particular aspect of the Section 15(c) Information that was all-important or controlling, and evaluated all information available to it. The Board concluded that the terms of the Agreement are appropriate, that the fees to be paid are reasonable in light of the services to be provided to the Fund, and that the Agreement should be approved. In approving the

--------------------------------------------------------------------------------
AEGIS / HIGH YIELD FUND
--------------------------------------------------------------------------------

                                Other Information
                            (Unaudited) - (continued)

Agreement, the Board, including the Independent Trustees, considered and made the following conclusions with respect to the following relevant factors.

A. Nature, Extent and Quality of Services Provided by AFC

The Board reviewed the scope of services provided by AFC. The Board concluded that it continues to be satisfied with the quality and value of the investment advisory services provided to the Fund. The Board concluded that it continues to have confidence in the management style and discipline followed by AFC.

The Board considered the nature and quality of services provided by or overseen by AFC on behalf of the Fund. The Board evaluated the compliance procedures of AFC, including its trade allocation procedures, and the internal control systems of AFC. The Board also considered AFC's resources, including its in-house research capabilities, and future plans for the Fund. On the basis of these factors, the Board determined that the nature and quality of the services provided by or overseen by AFC were consistent with its duties under the Agreement and appropriate and consistent with the investment program of the Fund and concluded that the range and quality of services provided by AFC to the Fund were appropriate and were expected to continue under the Agreement.

B. The Investment Performance of the Fund and AFC

In connection with its review, the Board reviewed statistical information prepared by AFC, some of which was derived from information made available publicly on Morningstar.com (an independent research service) and some of which was derived from information provided by the Fund's administrator, regarding the performance of the Fund for recent quarterly, one-year and three-year periods ended December 31, 2007, as applicable, and a comparison of the Fund's performance to that of other funds registered under the 1940 Act. The Board noted that AFC subscribes to Morningstar.com, but does not pay for any particular research information. The Board also received updated Fund performance information through January 31, 2008 provided by AFC prior to, and at, their February 29, 2008 meeting.

The Board noted that during the most recent calendar year, the Fund returned 0.74%, underperforming the return of its benchmark index, the Lehman U.S. Corporate High Yield Index, which gained 1.87% during 2007. For the three-year period ended December 31, 2007, the Fund returned a 7.21% average annual total return, compared to 5.39% for the Lehman Index.

In addition, the Board noted that the performance disparity in recent years against the benchmark index is primarily attributable to a cautious outlook toward the markets, as evidenced by significant cash holdings and shorter-term maturities in the Fund. The Board noted that AFC places an emphasis on capital preservation in the Fund portfolio,

--------------------------------------------------------------------------------
                                                              SEMI-ANNUAL REPORT
                                                                   June 30, 2008
--------------------------------------------------------------------------------

                                Other Information
                            (Unaudited) - (continued)

and has been invested in a conservative posture due to the relatively narrow yield spreads presently available in the fixed-income market. The Board noted that this conservatism may often cause the Fund to underperform during periods of strong market appreciation. The Board concluded that the Fund's performance was satisfactory.

C. AFC Profitability

The Board reviewed AFC's profitability estimates. The Board considered representations made by AFC with respect to (i) the profitability of managing the Fund to the Advisor, (ii) expenses reimbursed by the Advisor under the Fund's expense limitation agreement, and (iii) other benefits that might accrue to AFC as a result of its relationship with the Fund. Those benefits include the fact that the Fund's public performance record may at times attract inquiries regarding AFC's advisory services and may result in the acquisition of new advisory clients. The Board determined that these factors would not prevent the Board from approving the continuation of the advisory agreement.

D. Economies of Scale

The Board reviewed information regarding economies of scale or other efficiencies resulting from increases, if any, in the Fund's asset levels. The Board considered economies of scale and whether existing fees might require adjustment. During calendar 2007, assets of the Fund increased from $3.2 million to $7.6 million. The Board considered that AFC did not realize any material economies of scale during 2007, and that the Fund would have to show substantial growth in assets before any material economies of scale could be achieved.

The Board did not believe that any modification of existing fee levels was necessary in light of the fact that the Fund's total annual expense ratio (after taking into account the expense limitation agreement) was comparable to the average expense ratio of the Fund's peers included in the statistical information prepared by AFC, some of which was derived from information made available publicly on Morningstar.com and some of which was derived from information provided by the Fund's administrator.

E. Comparisons of the Services to be Rendered and Fee Amounts

The Board reviewed the fees paid to AFC and the Fund's overall expense ratio and considered whether the fees were reasonable in light of the services provided and the fees charged by other advisors to similarly-situated funds offering similar services. In evaluating the Fund's advisory fees, the Board also took into account the demands, complexity and quality of the investment management of the Fund.

--------------------------------------------------------------------------------
AEGIS / HIGH YIELD FUND
--------------------------------------------------------------------------------

                                Other Information
                            (Unaudited) - (continued)

The Board did not compare the fees paid to AFC by the Fund against the fees paid to AFC by its other non-investment company advisory clients because of the significant differences between the investment objectives and contractual and regulatory requirements applicable to the Fund and the other clients.

The Board noted that the Fund paid an advisory fee of 0.90% of net assets during fiscal 2007. Other Fund expenses were capped at 0.30% under the Fund's expense limitation agreement for a total expense ratio of 1.20%. The Fund's actual expenses for fiscal 2007 were approximately 3.23%, with the excess being absorbed by AFC. The Board also noted that according to a search of high-yield bond funds on Morningstar.com, the average total expense ratio of the 553 high-yield bond funds currently tracked by Morningstar is 1.24%, with the average size of the funds being $1.20 billion. The 183 no-load funds in the category had an average expense ratio of 0.81%. Of the no-load high-yield funds in the category, 162 funds had total expense ratios less than or equal to 1.20%.

The Board concluded that the Fund's advisory fee was reasonable in light of the quality and nature of the services provided by AFC and that the Fund's overall expense ratio was reasonable in light of the expense ratios of other similarly situated funds.

--------------------------------------------------------------------------------
                                                              SEMI-ANNUAL REPORT
                                                                   June 30, 2008
--------------------------------------------------------------------------------

                        Aegis Mutual Funds Privacy Notice

The Aegis Mutual Funds consider protecting the confidentiality of nonpublic personal information of our shareholders to be of the utmost importance. This privacy notice describes the information that we may collect, when we may disclose that information, and how we maintain the security and confidentiality of your nonpublic personal information.

Information We Collect

The Aegis Mutual Funds collect and retain information about you only when we reasonably believe that the information will assist us in managing your accounts. We collect certain information to protect your account, to ensure accuracy in reporting and recordkeeping, and to identify you when we conduct transactions for you. The information is also used to comply with certain laws and regulations that may apply to us and to help us understand your financial needs as we design or improve our products and services. We will also use your information to administer your account and transactions. We collect nonpublic personal information about you from the following sources:

      o Your application or other forms, correspondence or conversations (examples include name, date of birth, address and Social Security Number); and

      o Your transactions with us (examples include account activity and balances).

Information We Disclose

We understand that you expect the personal information you have entrusted to us to be handled with great care. We may share information about you under agreements with our service providers in order for our service providers to provide shareholder services and administer the funds, to process transactions, or to manage accounts for you. We share only information about our recordkeeping or transactions involving you or your account, such as your name, address, Social Security Number, account activity and account balances.

We do not sell your nonpublic personal information. The Aegis Mutual Funds do not disclose nonpublic personal information about our shareholders to nonaffiliated third parties, except as permitted by applicable law. In all cases, your information is strictly protected. Each agreement requires that service providers keep the personal nonpublic information strictly confidential and use it only for the purpose for which it was intended.

Former Shareholders

The personal nonpublic information of former shareholders is treated in the same manner as the information of current shareholders.

--------------------------------------------------------------------------------
AEGIS / HIGH YIELD FUND
--------------------------------------------------------------------------------

                        Aegis Mutual Funds Privacy Notice
                                  - (continued)

Confidentiality and Security

The Aegis Mutual Funds restrict access to your nonpublic personal information to those individuals who need to know the information in order to provide products and services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We recommend that you carefully protect your personal information and not provide your account name or number to anyone for any reason. If you choose to provide this information to a third party, you do so at your own risk.

--------------------------------------------------------------------------------

                            AEGIS / HIGH YIELD FUND

                           c/o UMB Fund Services, Inc.
                                 P.O. Box 2175
                            Milwaukee, WI 53201-2175
                              Phone: (800) 528-3780
                               www.aegisfunds.com

                                Board of Trustees
                                 Scott L. Barbee
                                William S. Berno
                                David A. Giannini
                                 Eskander Matta
                                 V. Scott Soler

                                    Officers
                           William S. Berno, President
                      Scott L. Barbee, Treasurer/Secretary
                    Sarah Q. Zhang, Chief Compliance Officer

                               Investment Advisor
                           Aegis Financial Corporation
                        1100 North Glebe Road, Suite 1040
                         Arlington, Virginia 22201-4798

                                    Custodian
                                 UMB Bank, n.a.
                               928 Grand Boulevard
                           Kansas City, Missouri 64106

                             Independent Registered
                             Public Accounting Firm
                         Briggs Bunting & Dougherty, LLP
                        Two Penn Center Plaza, Suite 820
                      Philadelphia, Pennsylvania 19102-1732

                                     Counsel
                               Seward & Kissel LLP
                         1200 G Street, N.W., Suite 350
                             Washington, D.C. 20005

--------------------------------------------------------------------------------

Item 2. Code of Ethics

      Not applicable to semi-annual reports.

Item 3. Audit Committee Financial Expert

      Not applicable to semi-annual reports.

Item 4. Principal Accountant Fees and Services

      Not applicable to semi-annual reports.

Item 5. Audit Committee of Listed Registrants

      Not applicable.

Item 6. Schedule of Investments

      The schedule of investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

      Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

      Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

      Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

      Not applicable.

Item 11 - Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this document.

(b) There were no changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the last fiscal half-year (the registrant second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits

(a)(1) Code of Ethics

      Not applicable to semi-annual reports.

(a)(2) Certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) (Exhibits (a) and (b)).

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940, as amended, that was sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

      Not applicable.

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) - Filed as an attachment to this filing (Exhibits (c) and (d)).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Aegis Funds

By:   /s/ William S. Berno
      -------------------------------------
          William S. Berno, President

Date: September 2, 2008
      -----------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ William S. Berno
      -------------------------------------
      William S. Berno, President

Date: September 2, 2008
      -----------------

By:   /s/ Scott L. Barbee
      -------------------------------------
      Scott L. Barbee, Treasurer

Date: September 2, 2008
      -----------------